AIM ImmunoTech



Q2 2023 Update
Conference Call

August 15, 2023

Forward Looking Statements

Some of the statements included in this presentation may be forward-looking statements that involve a number of risks and uncertainties. Among other things, for those statements, we claim the protection of safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements set forth in this presentation speak only as of the date of this presentation. We do not undertake to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof. We are in various stages of seeking to determine whether Ampligen® will be effective in the treatment of multiple types of viral diseases, cancers, and immune-deficiency disorders and the presentation sets forth our current and anticipated future activities. These activities are subject to change for a number of reasons. Significant additional testing and trials will be required to determine whether Ampligen® will be effective in the treatment of these conditions. Results obtained in animal models do not necessarily predict results in humans. Human clinical trials will be necessary to prove whether or not Ampligen® will be efficacious in humans. No assurance can be given as to whether current or planned clinical trials will be successful or yield favorable data and the trials are subject to many factors including lack of regulatory approval(s), lack of study drug, or a change in priorities at the institutions sponsoring other trials. Even if these clinical trials are initiated, we cannot assure that the clinical studies will be successful or yield any useful data or require additional funding. Among the studies are clinical trials that provide only preliminary data with a small number of subjects, and no assurance can be given that the findings in these studies will prove true or that the study or studies will yield favorable results. Some of the world's largest pharmaceutical companies and medical institutions are working on a treatment for COVID-19. Even if Ampligen® proves effective in combating the virus, no assurance can be given that our actions toward proving this will be given first priority or that another treatment that eventually proves capable will not make our efforts ultimately unproductive, as multiple vaccines, and some treatments, are now available and major pharma companies are working to develop their own disease treatments. We recognize that all cancer centers, like all medical facilities, must make the pandemic their priority. Therefore, there is the potential for delays in clinical trial enrollment and reporting in ongoing studies. No assurance can be given that future studies will not result in findings that are different from those reported in the studies referenced in the presentation. Operating in foreign countries carries with it a number of risks, including potential difficulties in enforcing intellectual property rights. In addition, many countries, including Argentina, are dealing with COVID-19 outbreaks and have made that their primary focus. We believe that this may be delaying our commercialization of Ampligen® in Argentina until COVID-19 is more under control. We cannot assure that our potential foreign operations will not be adversely affected by these risks.

Please review the "Risk Factors" section in our latest annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. Our filings are available at www.aimimmuno.com. The information found on our website is not incorporated by reference into this presentation and is included for reference purposes only.



Thomas K Equels, M.S., J.D.
Chief Executive Officer & President

Focused on Clinical Execution

Advancing Toward Additional Clinical and Regulatory Value-Driving Milestones for the Remainder of 2023

Launched and Completed Enrollment in Phase 2 Post-COVID Conditions Study

Topline Data Expected as Early as Q1 2024

AMP-518

Published Preclinical Data Showing Ampligen® has Potential to Act Directly on Tumor Cells to Reduce Cell growth

American Journal of Cancer Research

Updated EAP Data Bolsters Previously Published Data Indicating Improved Survival Rates in Pancreatic Cancer

Received Required Approvals for Erasmus MC to Begin Phase 1b/2 Study in Pancreatic Cancer in Collaboration with AstraZeneca

Erasmus MC

AstraZeneca

Opened Additional Clinical Trial Site at University of Nebraska for Phase 2 Pancreatic Cancer Study

AMP-270

University of Nebraska Medical Center

Broad Pipeline Across Multiple Unmet Needs

Priority Development Programs

Indications	Approach	Preclinical	Phase 1	Phase 2	Phase 3	Highlights
Locally Advanced Pancreatic Adenocarcinoma	Ampligen® Following FOLFIRINOX					Patient Recruitment Underway; 1st Patient Enrolled Expected Q3 2023
Metastatic Pancreatic Ductal Adenocarcinoma	Ampligen and Durvalumab					Study Launch Expected Q4 2023
Advanced, Recurrent Ovarian Cancer	Ampligen and KEYTRUDA					Protocol-Planned Interim Results Q3 2023
Early Access Program Late-Stage Pancreatic Cancer	Single Agent					Early Access Program
Long COVID / Post-COVID Conditions	Single Agent					Completed Enrollment; Topline Data expected as Early as Q1 2024
ME/CFS	Single Agent					Planning Phase 3 Confirmatory Trial



Christopher McAleer, Ph.D.

Scientific Officer

Early Access Program in Late-Stage Pancreatic Cancer

Indicating Significant Improvement in Progression-Free Survival

Study Highlights

Status	Early Access Program Ongoing
Number of Subjects	55+
Study Drug	Ampligen® Monotherapy
Study Partner	Erasmus MC
Data Publication	Positive Results Published March 2022

Progression-Free Survival


Probability of Survival
100
50
0
0
20
40
60
Months From FOLFIRINOX Start
All
Historical Control
Original Subset

Early Access Program in Late-Stage Pancreatic Cancer

Overall Survival


(N=57) All
(N=27) Historical Control
(N=27) Original Subset
Probability of Survival
100
50
0
0
20
40
60
80
Months From FOLFIRINOX Start

Overall Survival


(N=57) All
(N=27) Historical Control
(N=27) Original Subset
(N=49) CA19.9 <1000
Probability of Survival
100
50
0
0
20
40
60
80
Months From FOLFIRINOX Start

Phase 2 Locally Advance Pancreatic Cancer Enrollment Update

Phase 2	Locally Advanced Pancreatic Adenocarcinoma
Status	Enrollment ongoing
Number of Subjects	Up to 90
Study Drug	Ampligen® Following FOLFIRINOX
Primary Endpoint	PFS
Secondary Endpoint	OS, ORR, DoR
Clinical Trials NCT #	NCT05494697

Patient Journey for Enrollment

- Completion of at least four (4) months of first line FOLFIRINOX treatment
- No disease progression as confirmed by Computed Tomography (CT) or Magnetic Resonance Imaging (MRI) scan 4 to 12 weeks after last FOLFIRINOX treatment
- Identification and Consenting (1-2 weeks)
- Subjects will be randomized within 7 days of their screening assessments to receive Ampligen or no treatment
- All subjects in the Ampligen group must begin treatment within 3 days after randomization

Clinical Update

Additional Priority Oncology Programs

Investigator Initiated Program	Metastatic Pancreatic Ductal Adenocarcinoma
Status	Received Required Approvals for Study to Begin
Study Drug	Ampligen® + Imfinzi (durvalumab)
Primary Endpoint	Safety and Efficacy
Study Collaborators	AstraZeneca, Erasmus MC

Phase 2	Advanced, Recurrent Ovarian Cancer
Status	Protocol-Planned Interim Results Q3 2023
Study Drug	Ampligen and KEYTRUDA
Primary Endpoint	Objective Response Rate (ORR)
Study Collaborators	MERCK, University of Pittsburgh
Clinical Trials NCT #	NCT03734692

Ampligen® as a Potential Treatment of Post-COVID Chronic Fatigue-Like Conditions

'Long Haulers' Share Extremely Similar Characteristics to ME/CFS

Fatigue	Brain Fog
Sleep Disorder	Joint Pain

Phase 2 Study	**Post-COVID Condition of Fatigue**
Status	**Completed Enrollment; Topline Data expected as Early as Q1 2024**
Number of Subjects	**80**
Study Drug	**Ampligen**
Primary Endpoint	**PROMIS® Fatigue Score**
Secondary Endpoint	**6-Minute Walk Test; Patient Reported Outcomes**



Thomas K Equels, M.S., J.D.

Chief Executive Officer & President

Expecting Multiple Value Driving Milestones

Focused on Delivering Results

Q3 2023

Locally Advanced Pancreatic Cancer

— Open additional sites

Advanced Recurrent Ovarian Cancer

— Protocol planned interim results

Post-COVID Conditions

✓ Enroll 1st patient in Phase 2 study
✓ Dose 1st patient in Phase 2 study
✓ Enroll last patient in Phase 2 study

Q4 2023

Metastatic Pancreatic Cancer

— Begin clinical trial

Post-COVID Conditions

— Final patient completes Phase 2 study

Q1 2024

Post-COVID Conditions

— Topline Data from Phase 2 study expected as Early as Q1 2024

Study Collaborators

AstraZeneca, MERCK, Erasmus MC, Roswell Park Comprehensive Cancer Center, University of Pittsburgh, Fred & Pamela Buffett Cancer Center

Financial Snapshot

Cash Position Expected to Fund Operations Through Multiple Key Milestones Through End of 2024

- Cash, Cash Equivalents and Marketable Securities of $28.4 million as of June 30, 2023
- Research and Development Expenses for the three months ended June 30, 2023, were $3.0 million, compared to $2.5 million for the same period in 2022
- General and Administrative Expenses were $2.6 million for the three months ended June 30, 2023, compared to $2.2 million for the same period 2022
- Net Loss from Operations for the three months ended June 30, 2023, was $4.9 million, or $0.10 per share, compared to $4.9 million, or $0.10 per share, for the three months ended June 30, 2022

Why AIM? Why Now?

- Achieving clinical and regulatory milestones
- Continuing to establish growing body of clinical data
- Expansion of clinical opportunities
- Elevating the AIM story more broadly
- Leveraging Key Opinion Leaders
- Garnering interest from fundamental institutional investors